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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 8, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             000-29472                                23-1722724
       Commission file number           (I.R.S. Employer Identification Number)




                              1345 ENTERPRISE DRIVE

                             WEST CHESTER, PA 19380

                                 (610) 431-9600
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
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ITEM 5. OTHER EVENTS.

         On February 8, 2001 we issued a press release (attached hereto as Exhibit 99.1) announcing that we have agreed to sell $250 million principal amount of senior notes due 2008.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Text of Press Release dated February 8, 2001
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AMKOR TECHNOLOGY, INC.

                                                    By: /s/ KENNETH T. JOYCE
                                                    ------------------------
                                                    Kenneth T. Joyce
                                                    Chief Financial Officer

                                                    Dated: February 8, 2001